As filed with the Securities and Exchange Commission on January 9, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White, Jr.

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2015 – 10/31/2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2016

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl Our YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Annual Report.)

Message to Shareholders

Dear Shareholders and Friends,

As we near the end of an eventful year, I would like to thank all Fund shareholders for the confidence you continue to have in us. If you are a new shareholder, I welcome you and thank you for selecting the Thomas White Funds.

I assure you that all professionals at Thomas White are continuously trying to improve the effectiveness of our research methodologies and portfolio allocation strategies. We spare no effort to improve the Funds’ long-term returns relative to their benchmarks, while also seeking to limit the risk of capital loss in declining markets.

Election Surprises Could Change Global Economic Policy Landscape

This year has been marked by major, unexpected political surprises that have brought much uncertainty to the financial markets. At the beginning of this year, the probability of Britain leaving the European Union and the Americans electing an unconventional political outsider with no government experience as their next president was very low indeed. Very few, if any, commentators and financial analysts considered these as potential risks and accordingly investors were least prepared when they materialized. I believe it is important to look past short-term market reactions and understand the potential long-term effect of these political upsets.

In the short to medium term, it is likely that there will be greater emphasis on fiscal policies to boost growth and job creation. This year’s election surprises reflect the growing frustration over widening income disparities and reduced economic opportunities for low income households. It is only natural that governments respond to these sentiments by increasing public spending to create more jobs and boost wages. Low and middle income households could also see lower taxes, which should increase their spending ability. Any reduction in corporate taxes would be presented as part of the efforts to encourage businesses to hire more. On the negative side, more populist government policies could increase public debt without appreciable results.

The long-term effects of these political changes could be more significant. This may be the beginning of a gradual scaling back of economic globalization that has driven global growth for the last three decades. Governments are likely to encourage more local manufacturing and there could be less enthusiasm in the developed world for signing trade partnerships with other countries. However, it is very unlikely that the trade relationships built over the last several decades will be fully discarded as such a change would be very disruptive even for large economies such as the U.S.

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It is also likely that these political changes will encourage global corporations to consider more distributed manufacturing facilities, instead of building mega factories in select locations. Corporations are also likely to diversify their supply channels for components, thus reducing the risk of disruptions in the event of political shocks or policy changes. This could open up opportunities for less established manufacturing locations, or countries that are closer to major markets.

Commodity Price Recovery Appears More Durable

The prices of energy and industrial commodities have rebounded after dipping to multi-year lows at the beginning of this year. The prospect of moderate demand growth, helped by the improving global economic conditions, has supported the recovery. Further, production limits such as the recent Organization of the Petroleum Exporting Countries (OPEC) agreement to limit oil supplies as well as the decline in capital investments in new production facilities could ease oversupply fears that triggered the price decline in 2014 and 2015.

In the short to medium term, higher oil and commodity prices should benefit large resource exporting countries such as Australia and Canada. Among the emerging economies, Brazil and Russia are likely to recover from deep recessions and report modest growth next year. In the energy and materials sector, we believe large, efficient producers that have the capability to control costs are better positioned relative to their competitors.

Despite U.S. Dollar Strength, We Are Optimistic about Emerging Markets

Emerging market equities have generally outperformed the developed markets this year, after lagging behind in recent years. More recently, they have given up some of the gains as the U.S. Dollar appreciated, and expectations about more rate hikes by the U.S. Federal Reserve increased. It is widely perceived that weak currencies and higher U.S. interest rates could reduce the attractiveness of emerging market assets to some extent.

However, some of the emerging economies are now seeing faster growth when compared to earlier years. Much of the growth, especially in Asia, is driven by domestic demand as opposed to the export driven models pursued by these countries in the past. We believe these countries can sustain the growth pace, even in a global environment when trade barriers are poised to increase. In addition, governments in some of these countries are implementing long-term structural reforms that could make their economies more productive.

While a strong dollar does not help emerging market assets in the short term, healthier U.S. economic growth is typically beneficial to the rest of the world. Improved U.S. demand could create more opportunities for exporters in the emerging world as well as Europe and Japan. Stronger economic growth outside the U.S., and the potential winding down of quantitative easing programs in Europe, could limit further upside for the U.S. Dollar in the medium term.

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Our Portfolio Strategy

Despite the increased market volatility and political shocks, we are now more optimistic about global economic growth. We are gradually increasing the Funds’ exposure to more cyclical sectors, seeking out stocks that have appear to have healthy growth potential yet are still attractively priced. We remain strong believers in good managements that have the ability to shape corporate strategies aimed to deliver long-term growth, while at the same time resilient enough to absorb short-term setbacks. We are also increasing our emphasis on companies with higher corporate transparency and financial reporting standards to help reduce the Funds’ investment risks.

The professionals at Thomas White, who are also fellow Fund shareholders, continue to work together as a team and share my confidence in our portfolio strategy. Please visit our websites www.thomaswhitefunds.com, www.thomaswhite.com and www.thenewglobal.com, for our updated market commentaries and sector reviews.

I appreciate the trust you have placed in the Thomas White Funds.

Thomas S. White, Jr.

Chairman

Thomas White Funds

Chief Investment Officer

Thomas White International

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (i.e. depreciation) and interest expense to pretax income.

Basis Point: One basis point is equal to 1/100th of 1% (0.0001).

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 132% since the end of the Cold War in 1989. As of October 2016, America’s 5,200 exchange-traded stocks now only represent 10.09% of the 51,550 stocks on the world’s 81 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2016[2]	1960	1970	1980	1990	2000	2016
Developed Markets	99.9%	99.8%	99.2%	97%	96%	89%

United States	72%	66%	57%	43%	51%	53%

Canada	3%	3%	3%	2%	2%	3%

Europe	22%	23%	23%	25%	28%	21%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	11%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$45.1

1World Federation of Exchanges, Focus-October 2016

2Source: Thomas White International (Data for 1960-2000); MSCI (Data for 2016)

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long- term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio managers and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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THOMAS WHITE INTERNATIONAL FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.24%	1.32%	1.24%
Class I	None	None	None	None	0.99%	1.08%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.40%	1.42%	1.42%
Class C	None	1.00% within 12 months	None	1.00%	1.99%	2.08%	1.99%

1 In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.33% for Investor Class shares, 1.10% for Class I shares, 1.40% for Class A shares and 2.10% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2017. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$14.97	$187.4 million	2.00% within 60 days	60%
Class I	$14.98	$384.0 million
Class A	$14.90	$840.2 thousand
Class C	$14.98	$192.1 thousand

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OCTOBER 31, 2016

Average Annual Returns as of October 31, 2016 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		0.78%	-1.71%	-4.08%	-4.29%	2.14%	1.05%	6.43%
Class I shares[1] (TWWIX)	None		0.85%	-1.50%	-3.81%	-4.05%	2.36%	1.16%	6.48%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-5.05%	-7.51%	-9.72%	-6.30%	0.83%	0.40%	6.12%
		Excluding sales charge	0.73%	-1.83%	-4.21%	-4.43%	2.03%	0.99%	6.40%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	-0.60%	-3.28%	-5.71%	-4.96%	1.55%	0.76%	6.29%
		Excluding sales charge	0.40%	-2.28%	-4.71%	-4.96%	1.55%	0.76%	6.29%
MSCI All Country World ex US Index[4]	N/A		2.01%	4.30%	0.22%	-1.49%	3.64%	1.61%	4.78%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in sales charges and expenses applicable to each class which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.32% (Investor Class), 1.08% (Class I), 1.42% (Class A) and 2.08% (Class C).

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THOMAS WHITE INTERNATIONAL FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2016. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +10.98% for the Fund’s Investor Class shares and +17.34% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was +6.43%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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OCTOBER 31, 2016

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be portion of the Fund’s assets invested in companies from emerging market countries.

Portfolio Managers

Thomas S. White, Jr.

Jinwen Zhang, Ph.D., CFA

Douglas M. Jackman, CFA

Wei Li, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CM

Ramkumar Venkatramani, CFA

Performance Review

The Thomas White International Fund’s Investor Class shares returned -4.08% for the one year period ended October 31, 2016, compared to +0.22% for the benchmark MSCI All Country World ex-U.S. Index. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +6.43% annualized while the benchmark index returned +4.78% for the same period.

Unexpected Political Events Trigger Increased Volatility

International equity prices were mostly unchanged during the review period, though unexpected political events made the markets very volatile. The early months of the review period were marked by investor anxiety about global growth and a further decline in energy and commodity prices. Persistent fears about a sharper slowdown in China also unnerved the markets, as investors doubted the ability of the Chinese government to manage the transition to a consumer-driven economy. The resource exporting countries such as Brazil and Russia slipped into recessions, while growth slowed down in Australia and Canada.

However, the price of crude oil and most industrial commodities bounced back swiftly from multi-year lows. Though prices remain well below earlier highs, the recovery provided much respite to the commodity exporting countries. At the same time, the price gains were not large enough to deter consumer spending in the U.S. and other large economies.

The surprising choice of the majority of British voters to leave the European Union triggered a sharp decline in equity prices across the globe in June. Nevertheless, markets recovered just as quickly after investors accessed that the short-term economic impact from the so called ‘Brexit’ would be minimal. The U.K. is now expected to start the formal process to leave the economic union sometime next year. The British Pound fell significantly after the vote, and the country’s economy is expected to get a short-term boost from the cheaper currency.

Markets saw further volatility close to the U.S. presidential and congressional elections held in early November, soon after the end of the review period. Though the results of the U.S. elections were also against consensus expectations, investors have been encouraged by some of the likely economic policy changes, including proposed tax cuts.

After several years lagging behind, emerging markets outperformed the developed world

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THOMAS WHITE INTERNATIONAL FUND

during the review period. As economic conditions in some of these countries improved, partly helped by policy reforms implemented by business friendly governments, investors were attracted by the relatively inexpensive valuations.

Reviewing the Portfolio

During the one-year review period, the International Fund’s holdings in the energy and materials sectors outperformed as prices of energy and industrial commodities recovered from the previous period’s decline. The consumer staples and technology sectors also saw gains as the earnings growth outlook remains positive. On the other hand, the healthcare and utilities sectors underperformed as investors shifted to stocks more sensitive to the economy. The financials sector was also weak, as negative interest rate policies in Europe and Japan hurt margins.

Japanese drug retailer and convenience store operator Sundrug Co. Ltd. contributed the most to Fund returns during the one-year review period, after reporting healthy earnings and improved margins. Taiwan Semiconductor Manufacturing, the leading manufacturer of chipsets used in smartphones, advanced as demand outlook remained strong. Danish jewelry maker Pandora A/S, which is expanding its retail network outside Europe, gained as the company continued to report robust sales growth. Supermarket operator Royal Ahold Delhaize benefited from the positive consumer sentiment in major markets, including Europe and the U.S. Japanese paint maker Kansai Paint Co. outperformed as demand for decorative and industrial paints continue to expand in markets such as India.

Japanese financial services group Mitsubishi UFJ detracted the most from Fund returns as the negative interest rate policies in the country depressed margins. WH Smith plc, a U.K. based retailer, declined on concerns that the sharp currency decline could increase import costs and hurt profitability. Telecom services group BT Group plc was negatively affected after it revealed a major capital investment plan to expand and speed up broadband data services. International Consolidated Airlines, the holding company of British Airways and Iberia, was hurt by the rise in fuel costs and increased competition. Belgian drug maker UCB SA underperformed on concerns about a thinner product pipeline, though the company successfully defended its patent for an epilepsy drug in the U.S.

Fiscal Policies Could Gain More Attention

Over the last few years, the world’s leading central banks have used every tool available, and then invented some when what they had in hand proved ineffective, to push aggregate economic growth and inflation rates higher. While their efforts did prevent a further weakening of economic conditions, and hence deserve appreciation, the pace of expansion and inflation levels remain below their targets throughout much of the developed world. Some of the central banks have also cautioned about the limits of monetary policy, which suggests that they are not very keen to expand the current quantitative easing programs.

As monetary measures gradually fade to the background, we expect more pressure on governments to consider fiscal measures to support economic growth. The proposed

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OCTOBER 31, 2016

infrastructure investment plan of the incoming U.S. administration could possibly become a template for other governments, especially in Europe, to boost short term growth. Countries such as Germany, the Netherlands and France have sufficient fiscal flexibility to increase spending on public infrastructure. These governments could also consider lower income and consumption taxes to lift consumer spending.

The growth outlook for emerging economies has brightened when compared to recent years, helped by the sustained expansion in domestic demand and stable commodity prices. Emerging economies in Asia, outside China, are likely to see faster growth next year as well as in 2018. Helped by lower interest rates and higher government spending, India, Indonesia and Malaysia should see stronger domestic demand. In China, the pace of growth is expected to stabilize around 6% annualized as moderate fiscal stimulus measures and favorable monetary policies provide necessary support to the economy.

Thank you for your confidence in the Thomas White International Fund.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Country and Industry Allocation as of October 31, 2016 (Unaudited)

Country Allocation	% of TNA
Australia	3.0%
Belgium	1.5%
Brazil	1.3%
Canada	2.8%
China	5.2%
Denmark	3.0%
Finland	1.4%
France	7.2%
Germany	9.1%
Hong Kong	4.6%
India	3.4%
Indonesia	1.6%
Ireland	0.8%
Israel	0.7%
Japan	20.9%
Mexico	1.0%
Netherlands	5.8%
Panama	0.5%
Peru	0.5%
South Africa	2.5%
South Korea	3.9%
Spain	1.1%
Sweden	1.0%
Switzerland	1.1%
Taiwan	2.6%
Thailand	0.8%
Turkey	0.9%
United Kingdom	10.2%
Cash & Other	1.6%

Industry Allocation	% of TNA
Automobiles & Components	5.2%
Banks	11.0%
Capital Goods	5.3%
Commercial & Professional Services	1.2%
Consumer Durables & Apparel	8.2%
Consumer Services	0.8%
Diversified Financials	4.7%
Energy	5.1%
Food & Staples Retailing	3.3%
Food, Beverage & Tobacco	4.4%
Health Care Equipment & Services	1.9%
Household & Personal Products	3.1%
Insurance	4.8%
Materials	8.4%
Media	1.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.3%
Real Estate	0.7%
Retailing	1.5%
Semiconductors & Semiconductor Equipment	2.6%
Software & Services	6.9%
Technology Hardware & Equipment	3.2%
Telecommunication Services	5.5%
Transportation	2.1%
Utilities	0.9%
Cash & Other	1.6%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Investment Portfolio	October 31, 2016

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.0%)

AUSTRALIA (3.0%)
	BHP Billiton Ltd +	Materials	597,000	$10,455,263
	CSL Limited +	Pharmaceuticals, Biotechnology & Life Sciences	84,400	6,438,384

				16,893,647

BELGIUM (1.5%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	125,500	8,485,164

CANADA (2.8%)
	Canadian National Railway Company	Transportation	61,200	3,847,300
	Potash Corporation of Saskatchewan Inc.	Materials	251,700	4,092,729
	Royal Bank of Canada	Banks	126,600	7,909,551

				15,849,580

CHINA (5.2%)
	Alibaba Group Holding Ltd. ADR * #	Software & Services	51,200	5,206,528
	Baidu, Inc. ADR *	Software & Services	23,400	4,138,524
	China Biologic Products Inc. *	Pharmaceuticals, Biotechnology & Life Sciences	29,100	3,437,001
	NetEase, Inc. ADR	Software & Services	14,700	3,777,753
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	1,383,000	7,301,174
	Tencent Holdings Limited +	Software & Services	218,000	5,772,583

				29,633,563

DENMARK (3.0%)
	Danske Bank A/S +	Banks	188,500	5,816,966
	PANDORA A/S +	Consumer Durables & Apparel	88,400	11,501,451

				17,318,417

FINLAND (1.4%)
	Huhtamaki Oyj +	Materials	101,100	4,077,201
	Sampo Oyj +	Insurance	89,000	4,078,293

				8,155,494

FRANCE (7.2%)
	Airbus Group SE +	Capital Goods	112,400	6,674,026
	Cap Gemini SA +	Software & Services	77,300	6,409,853
	Christian Dior SA +	Consumer Durables & Apparel	26,050	5,029,276
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	38,300	4,145,856
	Eiffage +	Capital Goods	70,100	5,193,173
	Safran SA +	Capital Goods	98,900	6,792,392
	Total SA + #	Energy	142,800	6,833,640

				41,078,216

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

GERMANY (8.0%)
	Bayer Aktiengesellschaft +	Materials	67,100	$6,650,711
	Continental Aktiengesellschaft +	Automobiles & Components	21,300	4,082,193
	Deutsche Telekom AG +	Telecommunication Services	384,300	6,262,476
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	74,700	5,512,771
	Hochtief AG +	Banks	47,400	6,466,585
	Linde AG +	Materials	25,000	4,124,279
	Muenchener Rueckversicherungs-Gesellschaft AG +	Insurance	28,800	5,581,584
	SAP SE +	Software & Services	83,600	7,363,649

				46,044,248

HONG KONG (4.6%)
	AIA Group Limited +	Insurance	754,000	4,758,268
	CK Hutchison Holdings Limited +	Capital Goods	617,832	7,642,783
	Hang Lung Properties Limited +	Real Estate	1,866,000	4,118,330
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,609,500	9,824,425

				26,343,806

INDIA (3.4%)
	Axis Bank Limited +	Banks	704,900	5,150,156
	Infosys Limited ADR #	Software & Services	437,000	6,668,620
	Tata Motors Limited +	Automobiles & Components	397,700	3,181,829
	Torrent Pharmaceuticals Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	221,000	4,688,644

				19,689,249

INDONESIA (1.6%)
	PT Bank Central Asia Tbk +	Banks	4,033,400	4,792,472
	PT Telekomunikasi Indonesia Persero Tbk +	Telecommunication Services	13,292,200	4,291,061

				9,083,533

IRELAND (0.8%)
	CRH PLC +	Materials	146,300	4,741,744

ISRAEL (0.7%)
	Elbit Systems Ltd. +	Capital Goods	43,100	4,266,225

JAPAN (20.9%)
	HONDA MOTOR CO., LTD. +	Automobiles & Components	246,600	7,377,263
	Hoya Corp +	Technology Hardware & Equipment	167,800	7,005,775
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	243,900	9,282,964
	Kansai Paint Co., Ltd. +	Materials	468,600	10,082,524

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2016

Country	Issue	Industry	Shares	Value (US$)

JAPAN (CONT.)
	NIPPON TELEGRAPH AND TELEPHONE CORPORATION +	Telecommunication Services	242,300	$10,777,193
	Nissan Motor Co., Ltd. +	Automobiles & Components	561,300	5,708,762
	Nitori Holdings Co., Ltd. +	Retailing	35,700	4,270,792
	Nomura Holdings, Inc. +	Diversified Financials	1,766,900	8,866,564
	ORIX Corporation +	Diversified Financials	347,200	5,523,383
	Rakuten Inc +	Retailing	371,100	4,285,528
	Sekisui House, Ltd. +	Consumer Durables & Apparel	473,000	7,819,818
	Shionogi & Co., Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	70,500	3,473,813
	SoftBank Corp. +	Telecommunication Services	163,200	10,261,292
	Sundrug Co., Ltd. +	Food & Staples Retailing	138,500	10,917,153
	TDK CORPORATION +	Technology Hardware & Equipment	62,700	4,330,652
	Tokio Marine Holdings, Inc. +	Insurance	140,400	5,540,813
	West Japan Railway Company +	Transportation	65,800	4,056,006

				119,580,295

MEXICO (1.0%)
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	986,700	5,820,700

NETHERLANDS (5.8%)
	Heineken NV +	Food, Beverage & Tobacco	44,800	3,688,129
	ING Groep N.V. +	Banks	544,600	7,159,888
	Koninklijke Ahold Delhaize N.V. +	Food & Staples Retailing	350,176	7,989,917
	Royal Dutch Shell PLC +	Energy	549,900	14,194,895

				33,032,829

PANAMA (0.5%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	116,400	3,139,308

PERU (0.5%)
	Credicorp Ltd.	Banks	20,500	3,047,940

SOUTH AFRICA (2.5%)
	Mondi Ltd +	Materials	196,100	3,831,853
	Remgro Ltd +	Diversified Financials	424,050	7,043,512
	Steinhoff International Holdings N.V. +	Consumer Durables & Apparel	610,700	3,296,192

				14,171,557

SOUTH KOREA (3.9%)
	Coway Co., Ltd. +	Consumer Durables & Apparel	58,400	4,570,988
	Korea Electric Power Corporation +	Utilities	117,788	5,081,104

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

SOUTH KOREA (CONT.)
	LG Household & Health Care Ltd. +	Household & Personal Products	7,700	$5,517,275
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	5,175	7,379,829

				22,549,196

SPAIN (1.1%)
	Banco Bilbao Vizcaya Argentaria, S.A. +	Banks	889,900	6,413,569

SWEDEN (1.0%)
	Swedish Match AB +	Food, Beverage & Tobacco	164,600	5,722,227

SWITZERLAND (1.1%)
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	27,200	6,241,629

TAIWAN (2.6%)
	Pegatron Corporation +	Technology Hardware & Equipment	2,604,000	7,009,213
	Taiwan Semiconductor Manufacturing Company Ltd. ADR #	Semiconductors & Semiconductor Equipment	247,400	7,694,140

				14,703,353

THAILAND (0.8%)
	Airports of Thailand Public Company Ltd. +	Transportation	395,800	4,306,048

TURKEY (0.9%)
	Tofas Turk Otomobil Fabrikasi A.S. +	Automobiles & Components	674,300	5,061,412

UNITED KINGDOM (10.2%)
	BP p.l.c. +	Energy	1,341,500	7,922,060
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	111,000	6,371,785
	Carnival plc +	Consumer Services	97,500	4,691,709
	Experian PLC +	Commercial & Professional Services	367,900	7,064,537
	Provident Financial plc +	Diversified Financials	149,500	5,379,254
	RELX NV +	Media	425,604	7,171,815
	Shire +	Pharmaceuticals, Biotechnology & Life Sciences	63,700	3,597,133
	Smith & Nephew PLC +	Health Care Equipment & Services	375,300	5,408,084
	Taylor Wimpey plc +	Consumer Durables & Apparel	2,752,300	4,762,218
	Unilever NV +	Household & Personal Products	140,400	5,879,213

				58,247,808

Total Common Stocks		(Cost $510,165,092)		549,620,757

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Shares	Value (US$)

PREFERRED STOCKS (2.4%)

BRAZIL (1.3%)
	Itau Unibanco Holding S.A.	Banks	617,760	$7,447,182

GERMANY (1.1%)
	Henkel AG & Co. KGaA +	Household & Personal Products	50,800	6,518,265

Total Preferred Stocks		(Cost $10,024,523)		13,965,447

HELD AS COLLATERAL FOR SECURITIES LENDING (3.4%)

			Principal Amount
U.S. GOVERNMENT OBLIGATIONS (3.2%)
	U.S. Treasury Notes:
	0.625% due 11/30/2017		$9,447	$9,447
	1.000% due 12/31/2017		203,074	203,074
	2.750% due 12/31/2017		36,029	36,029
	0.750% due 01/31/2018		782,942	782,942
	3.500% due 02/15/2018		1,495	1,495
	2.750% due 02/28/2018		6,627	6,627
	2.875% due 03/31/2018		29,802	29,802
	0.706% due 04/30/2018		18,799	18,799
	1.125% due 06/15/2018		635	635
	1.375% due 06/30/2018		12,594	12,594
	1.000% due 08/15/2018		3,891	3,891
	1.500% due 08/31/2018		78,662	78,662
	1.125% due 01/15/2019		603,787	603,787
	1.500% due 02/28/2019		4,322	4,322
	0.875% due 05/15/2019		349,938	349,938
	1.500% due 05/31/2019		97,881	97,881
	0.750% due 07/15/2019		14,395	14,395
	1.500% due 11/30/2019		100,212	100,212
	1.625% due 12/31/2019		379,516	379,516
	1.250% due 01/31/2020		293,861	293,861
	1.375% due 01/31/2020		3,043	3,043
	3.625% due 02/15/2020		714	714
	1.375% due 02/29/2020		87,727	87,727
	1.125% due 03/31/2020		28,372	28,372
	1.375% due 03/31/2020		2,624	2,624
	3.500% due 05/15/2020		9,519	9,519
	1.500% due 05/31/2020		239,881	239,881
	1.625% due 06/30/2020		40,054	40,054
	1.625% due 07/31/2020		745,157	745,157
	2.625% due 08/15/2020		72,404	72,404
	1.375% due 08/31/2020		180,443	180,443

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	1.375% due 09/30/2020		$109,093	$109,093
	1.375% due 10/31/2020		30,214	30,214
	1.625% due 11/30/2020		82,492	82,492
	2.000% due 11/30/2020		344,233	344,233
	1.750% due 12/31/2020		134,337	134,337
	1.375% due 01/31/2021		5,787	5,787
	3.625% due 02/15/2021		41,720	41,720
	1.125% due 02/28/2021		109,753	109,753
	2.250% due 03/31/2021		995	995
	1.375% due 04/30/2021		5,220	5,220
	3.125% due 05/15/2021		664	664
	1.375% due 05/31/2021		45,504	45,504
	2.000% due 05/31/2021		51,562	51,562
	2.250% due 07/31/2021		6,865	6,865
	2.125% due 08/15/2021		2,105	2,105
	1.875% due 11/30/2021		212,064	212,064
	2.125% due 12/31/2021		72,896	72,896
	1.500% due 01/31/2022		152,291	152,291
	2.000% due 02/15/2022		37,974	37,974
	1.750% due 04/30/2022		211,458	211,458
	1.625% due 11/15/2022		334,117	334,117
	2.125% due 12/31/2022		97,650	97,650
	1.750% due 01/31/2023		915	915
	2.000% due 02/15/2023		309,264	309,264
	1.500% due 02/28/2023		73,244	73,244
	1.750% due 05/15/2023		5,039	5,039
	2.500% due 08/15/2023		461	461
	1.625% due 10/31/2023		1,131,240	1,131,240
	2.750% due 02/15/2024		30,972	30,972
	2.500% due 05/15/2024		11,077	11,077
	2.375% due 08/15/2024		104,126	104,126
	2.250% due 11/15/2024		71,792	71,792
	2.000% due 02/15/2025		357,318	357,318
	2.125% due 05/15/2025		168,211	168,211
	2.000% due 08/15/2025		93,833	93,833
	2.250% due 11/15/2025		3,763	3,763
	1.625% due 02/15/2026		21,893	21,893

				8,909,989
	U.S. TIPS:
	0.129% due 04/15/2019		198	198
	2.118% due 07/15/2019		3,509	3,509
	0.129% due 04/15/2020		70,787	70,787
	1.240% due 01/15/2021		763,130	763,130
	0.127% due 04/15/2021		72,604	72,604
	0.133% due 01/15/2022		104,603	104,603
	0.131% due 07/15/2022		1,204,731	1,204,731
	0.131% due 01/15/2023		10,677	10,677
	0.646% due 01/15/2024		2,624	2,624
	0.255% due 01/15/2025		15,183	15,183
	3.039% due 01/15/2025		4,459	4,459
	0.381% due 07/15/2025		87,628	87,628
	0.634% due 01/15/2026		1,225	1,225
	2.808% due 01/15/2029		2,048	2,048

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	2.340% due 02/15/2041		$385,177	$385,177
	0.656% due 02/15/2043		7,411	7,411

				2,735,994
	U.S. Treasury Bonds:
	5.250% due 02/15/2029		137,241	137,241
	5.375% due 02/15/2031		149,977	149,977
	4.500% due 02/15/2036		6,249	6,249
	4.750% due 02/15/2037		430	430
	4.375% due 11/15/2039		5,729,166	5,729,166
	3.750% due 08/15/2041		1,344	1,344
	3.125% due 02/15/2043		178,473	178,473
	3.625% due 02/15/2044		43,559	43,559
	2.500% due 02/15/2045		347,249	347,249
	3.000% due 05/15/2045		16,124	16,124
	2.500% due 02/15/2046		173,675	173,675
	2.500% due 05/15/2046		27,744	27,744

				6,811,231

Total U.S. Government Obligations		(Cost $18,457,214)		18,457,214

SHORT TERM INVESTMENTS (0.2%)

U.S. GOVERNMENT OBLIGATIONS (0.2%)
	U.S. Treasury Bills:
	0.000% due 12/01/2016		$7,114	$7,114
	0.000% due 12/08/2016		50,511	50,511
	0.000% due 03/16/2017		3,237	3,237
	0.000% due 04/13/2017		53,920	53,920

				114,782
	U.S. Treasury Notes:
	2.750% due 11/30/2016		1,011	1,011
	0.625% due 06/30/2017		124,574	124,574
	0.750% due 06/30/2017		2,144	2,144
	2.500% due 06/30/2017		3,835	3,835
	0.875% due 07/15/2017		10,738	10,738
	0.625% due 07/31/2017		1,158	1,158
	0.625% due 08/31/2017		169,785	169,785

				313,245
	U.S. TIPS:
	0.133% due 04/15/2017		77,902	77,902

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	U.S. Treasury Bond:
	0.000% due 11/15/2016		$340,544	$340,544

Total Short Term Investments		(Cost $846,473)		846,473

Total held as collateral for securities lending		(Cost $19,303,687)		$19,303,687

Total Investments	101.8%	(Cost $539,493,302)		$582,889,891
Other Assets, Less Liabilities	(1.8)%			(10,432,525)
Total Net Assets:	100.0%			$572,457,366

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2016 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

ADR - American Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

The following table summarizes the inputs used, as of October 31, 2016, in valuating the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$16,893,647	$-------	$16,893,647
Belgium	-------	8,485,164	-------	8,485,164
Canada	15,849,580	-------	-------	15,849,580
China	16,559,806	13,073,757	-------	29,633,563
Denmark	-------	17,318,417	-------	17,318,417
Finland	-------	8,155,494	-------	8,155,494
France	-------	41,078,216	-------	41,078,216
Germany	-------	46,044,248	-------	46,044,248
Hong Kong	-------	26,343,806	-------	26,343,806
India	6,668,620	13,020,629	-------	19,689,249
Indonesia	-------	9,083,533	-------	9,083,533
Ireland	-------	4,741,744	-------	4,741,744
Israel	-------	4,266,225	-------	4,266,225
Japan	-------	119,580,295	-------	119,580,295
Mexico	5,820,700	-------	-------	5,820,700
Netherlands	-------	33,032,829	-------	33,032,829
Panama	3,139,308	-------	-------	3,139,308
Peru	3,047,940	-------	-------	3,047,940
South Africa	-------	14,171,557	-------	14,171,557
South Korea	-------	22,549,196	-------	22,549,196
Spain	-------	6,413,569	-------	6,413,569
Sweden	-------	5,722,227	-------	5,722,227
Switzerland	-------	6,241,629	-------	6,241,629
Taiwan	7,694,140	7,009,213	-------	14,703,353
Thailand	-------	4,306,048	-------	4,306,048
Turkey	-------	5,061,412	-------	5,061,412
United Kingdom	-------	58,247,808	-------	58,247,808
Total Common Stocks	$58,780,094	$490,840,663	$-------	$549,620,757
Preferred Stocks
Brazil	$7,447,182	$-------	$-------	$7,447,182
Germany	-------	6,518,265	-------	6,518,265
Total Preferred Stocks	$7,447,182	$6,518,265	$-------	$13,965,447
U.S. Government Obligations	$-------	$18,457,214	$-------	$18,457,214
Short Term Investments	$-------	$846,473	$-------	$846,473
Total Investments	$66,227,276	$516,662,615	$-------	$582,889,891

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

THOMAS WHITE EMERGING MARKETS FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.34%	1.27%	1.34%
Class I	None	None	None	None	1.09%	1.26%	1.10%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	1.67%	1.60%
Class C	None	1.00% within 12 months	None	1.00%	2.09%	2.27%	2.10%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.31% for Investor Class shares, 1.29% for Class I shares, 1.66% for Class A shares and 2.29% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2017. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$9.80	$1.8 million	2.00% within 60 days	57%
Class I	$9.88	$76.2 million
Class A	$9.80	$82.0 thousand
Class C	$9.76	$241.2 thousand

22	www.thomaswhitefunds.com

OCTOBER 31, 2016

Average Annual Returns as of October 31, 2016 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		6.73%	8.13%	4.48%	-4.89%	-0.57%	0.81%
Class I shares[1] (TWIIX)	None		6.82%	8.33%	4.69%	-4.64%	-0.38%	0.96%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	0.44%	1.58%	-1.86%	-6.98%	-1.97%	-0.30%
		Excluding sales charge	6.52%	7.80%	4.16%	-5.14%	-0.79%	0.63%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	5.20%	6.37%	2.61%	-5.54%	-1.15%	0.35%
		Excluding sales charge	6.20%	7.37%	3.61%	-5.54%	-1.15%	0.35%
MSCI Emerging Markets Index[4]	N/A		9.41%	16.30%	9.27%	-2.05%	0.55%	1.68%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in sales charges and expenses applicable to each class which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.27% (Investor Class), 1.26% (Class I), 1.67% (Class A) and 2.27% (Class C).

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THOMAS WHITE EMERGING MARKETS FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2016. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +5.28% for the Fund’s Investor Class shares and +11.15% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +0.81%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

24	www.thomaswhitefunds.com

OCTOBER 31, 2016

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Portfolio Managers

Thomas S. White, Jr.

Jinwen Zhang, Ph.D., CFA

Douglas M. Jackman, CFA

Wei Li, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CM

Ramkumar Venkatramani, CFA

Performance Review

During the one year period ended October 31, 2016, the Thomas White Emerging Markets Fund Investor Class shares returned +4.48%, compared to +9.27% for its benchmark MSCI Emerging Markets Index. Since its inception on June 28, 2010, the Fund’s Investor Class shares returned +0.81% annualized, against +1.68% for the benchmark index.

After Years of Underperformance, Emerging Markets Move Ahead

Slowing economic growth, political risks, currency volatility and the decline in commodity prices had reduced returns from emerging market equities in recent years. However, from the beginning of this year, investors have become more optimistic about the growth prospects of emerging economies. While favorable fiscal and monetary measures continue to support growth in Asia, the recovery in commodity prices is likely to help exporters in Latin America, Africa and Europe recover. Accordingly, the pace of growth in emerging economies is now expected to see a modest acceleration in 2017.

Emerging market equities continued to decline during the first few months of the one-year review period on persistent investor concerns about slower growth in China and the rest of the world. Emerging market investors were also worried about possible monetary policy tightening in the developed world, especially the U.S., which could reduce investment inflows. These fears were allayed as China continued to expand at a steady pace and central banks in Europe as well as Japan expanded their programs even further. Even after rate cuts by central banks in select emerging countries, the interest rate differential remains attractive enough to sustain investment flows.

The sharp recovery in prices of energy and commodities that started during the first quarter of 2016 helped revive investor sentiment further. Markets in large resource exporting countries such as Brazil and Russia were among the major gainers, as their currencies also recovered appreciably. The political environment in some of these countries also improved in subsequent months. Though the unexpected Brexit vote caused heightened volatility in June, markets recovered soon after on widespread belief that the move’s short-term economic fallout could be limited.

Portfolio Review

The Fund’s holdings in the technology sector outperformed the most during the review period, as some of these companies continued to see strong revenue and earnings growth. Holdings in sectors such as consumer staples

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

and utilities benefited from the stable earnings outlook. The industrials sector underperformed as capital spending remains weak while declining product prices and the risk of regulatory restrictions hurt the healthcare sector. The financials sector was negatively affected as credit demand has not recovered meaningfully, especially in countries where central banks have been unable to lower borrowing costs.

Taiwan Semiconductor Manufacturing, the leading manufacturer of chipsets used in smartphones, contributed the most to Fund returns during the one-year review period as demand outlook remained strong. NetEase, Inc., a leading Chinese provider of online gaming and advertising services, advanced after reporting sustained growth in revenues and earnings. Tencent Holdings, a market leader in mobile-based instant communication services in Asia with fast growing ecommerce businesses, also benefited from better-than-expected revenue growth. Utility Korea Electric Power Corp gained on expectations of further price increases that could boost margins, as well as additional growth in overseas markets. Brazilian lender Itau Unibanco Holding outperformed as the domestic economy showed signs of a recovery, and also on optimism about central bank rate cuts.

The Fund’s Chinese holdings underperformed during the period as investors remained unconvinced about the growth outlook. Bank of China detracted the most from Fund returns, and was sold, on apprehensions about higher credit risks while PICC Property & Casualty was negatively affected by concerns about subdued property demand. Online search services provider

Baidu Inc. declined after the Chinese government limited select advertisements, which could restrict revenue growth for the company. Brazilian aircraft manufacturer Embraer was sold as the sharp currency rebound could limit the company’s competitiveness. Beijing Enterprises Holdings also underperformed as the fiscal spending by the Chinese government has so far been below expectations.

Emerging Market Growth Could Turn Brighter

Compared to recent years, the pace of growth in select emerging economies could accelerate in 2017 and 2018. Tighter fiscal discipline over the last decade has given governments in some of these countries, mostly in Asia, more flexibility to boost public spending. Relatively lower oil and commodity prices have also played a part as the money saved from reducing subsidies can be used for more productive purposes. Though energy and commodity prices have recovered this year, they remain below earlier highs and continue to limit the import costs for these countries. Low inflation has allowed central banks in Asia to reduce interest rates and support domestic demand.

More importantly, several of the emerging countries are now implementing structural reforms that could help sustain long-term growth rates. Programs announced by governments in India and Indonesia are aimed at reducing tax evasion and boosting government revenues available for infrastructure and other areas. As their domestic markets have expanded, these countries have also become less reliant on exports. Considering their relatively low

26	www.thomaswhitefunds.com

OCTOBER 31, 2016

income levels and consumption patterns, emerging countries in Asia have the potential to see healthy growth for several years.

The Chinese economy appears to be settling down at a growth pace of around 6% per year, which is very commendable given the economy’s size. The government is now focusing more on easing infrastructure bottlenecks and reducing pollution, especially in the large cities. The Chinese central bank has brought down its benchmark rates over the last year, which has helped support domestic consumer spending.

The recovery in energy and commodity prices should help resource exporting countries such as Brazil and Russia emerge from recessions by next year. Though their economies are likely to see only marginal expansion, the recovery from steep declines in aggregate output should boost revenue and earnings outlook for businesses. Their central banks are likely to hold interest rates steady or consider minor cuts, as opposed to rate increases in the recent past. The political environment has also become more stable, especially in Latin America where new business friendly governments are now in place in select countries.

We thank you for investing in the Thomas White Emerging Markets Fund.

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Country and Industry Allocation as of October 31, 2016 (Unaudited)

Country Allocation	% of TNA
Brazil	6.8%
Chile	0.6%
China	22.9%
Hong Kong	12.2%
India	10.5%
Indonesia	3.7%
Malaysia	0.8%
Mexico	4.0%
Panama	1.7%
Philippines	1.6%
Poland	0.9%
Russia	1.0%
South Africa	7.2%
South Korea	11.3%
Taiwan	7.2%
Thailand	3.3%
Turkey	2.6%
United Arab Emirates	0.8%
Cash & Other	0.9%

Industry Allocation	% of TNA
Automobiles & Components	4.3%
Banks	10.9%
Capital Goods	3.7%
Consumer Durables & Apparel	7.0%
Diversified Financials	3.6%
Energy	8.3%
Food & Staples Retailing	1.0%
Food, Beverage & Tobacco	3.2%
Health Care Equipment & Services	1.3%
Household & Personal Products	1.9%
Insurance	6.3%
Materials	2.9%
Media	0.8%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Real Estate	1.3%
Retailing	1.6%
Semiconductors & Semiconductor Equipment	8.2%
Software & Services	16.3%
Technology Hardware & Equipment	5.3%
Telecommunication Services	3.4%
Transportation	0.9%
Utilities	3.9%
Cash & Other	0.9%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

28	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (97.8%)

BRAZIL (5.5%)
	BB Seguridade Participacoes S.A.	Insurance	93,700	$939,348
	Cielo SA	Software & Services	77,900	791,934
	Hypermarcas S.A.	Household & Personal Products	103,600	867,553
	JBS SA	Food, Beverage & Tobacco	271,000	825,226
	Ultrapar Participacoes S.A.	Energy	40,800	927,714

				4,351,775

CHILE (0.6%)
	Banco de Chile	Banks	3,665,560	436,296

CHINA (22.9%)
	Alibaba Group Holding Ltd. ADR * #	Software & Services	25,200	2,562,588
	Anhui Conch Cement Company Limited - H Shares + #	Materials	374,500	1,038,017
	Baidu, Inc. ADR *	Software & Services	9,000	1,591,740
	China Biologic Products Inc. * #	Pharmaceuticals, Biotechnology & Life Sciences	11,650	1,375,981
	China Petroleum and Chemical Corporation (Sinopec) - H Shares +	Energy	1,822,000	1,318,168
	Chongqing Rural Commercial Bank Co., Ltd. - H Shares +	Banks	1,378,000	826,088
	CNOOC Limited +	Energy	525,800	662,004
	Hollysys Automation Technologies Ltd.	Technology Hardware & Equipment	46,100	917,851
	NetEase, Inc. ADR	Software & Services	6,400	1,644,736
	PICC Property and Casualty Company Limited - H Shares +	Insurance	382,100	617,156
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	271,700	1,434,366
	Sinopharm Group Co. Ltd. - H Shares +	Health Care Equipment & Services	208,800	1,014,401
	Tencent Holdings Limited +	Software & Services	111,000	2,939,251

				17,942,347

HONG KONG (12.2%)
	AIA Group Limited +	Insurance	194,900	1,229,955
	Beijing Enterprises Holdings Limited +	Capital Goods	243,900	1,218,031
	China Overseas Land & Investment Limited +	Real Estate	338,000	1,041,265
	China State Construction International Holdings Limited +	Capital Goods	702,000	1,024,876
	China Unicom (Hong Kong) Limited +	Telecommunication Services	694,200	812,686
	Guangdong Investment Limited +	Utilities	814,500	1,229,663
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	577,000	930,569
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	541,400	2,038,300

				9,525,345

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	INDIA (10.5%)
	Axis Bank Limited +	Banks	103,800	$758,386
	Dr. Reddy’s Laboratories Limited +	Pharmaceuticals, Biotechnology & Life Sciences	13,000	647,201
	Infosys Limited +	Software & Services	92,300	1,385,267
	Infosys Limited ADR #	Software & Services	70,300	1,072,778
	Mahindra & Mahindra Ltd. GDR +	Automobiles & Components	46,549	909,473
	NTPC Limited +	Utilities	350,300	792,375
	Reliance Industries Ltd. +	Energy	44,300	697,435
	Tata Motors Limited +	Automobiles & Components	202,817	1,622,656
	Torrent Pharmaceuticals Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	16,500	350,057

				8,235,628

	INDONESIA (3.7%)
	PT Bank Negara Indonesia (Persero) Tbk +	Banks	1,302,100	555,153
	PT Gudang Garam Tbk +	Food, Beverage & Tobacco	164,500	854,740
	PT Matahari Department Store Tbk +	Retailing	496,200	684,944
	PT Telekomunikasi Indonesia Persero Tbk +	Telecommunication Services	2,462,200	794,861

				2,889,698

	MALAYSIA (0.8%)
	Astro Malaysia Holdings Bhd +	Media	910,000	618,105

	MEXICO (4.0%)
	Gentera S.A.B. de C.V.	Diversified Financials	394,100	777,316
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	309,900	1,828,149
	Grupo Sanborns S.A.B. de C.V.	Retailing	442,100	549,906

				3,155,371

	PANAMA (1.7%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	50,400	1,359,288

	PHILIPPINES (1.6%)
	Alliance Global Group, Inc. +	Capital Goods	2,124,500	625,660
	Metropolitan Bank & Trust Company +	Banks	358,100	601,221

				1,226,881

	POLAND (0.9%)
	Powszechny Zaklad Ubezpieczen SA +	Insurance	96,900	672,350

	RUSSIA (1.0%)
	Magnit OJSC GDR +	Food & Staples Retailing	20,600	816,452

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Shares	Value (US$)

SOUTH AFRICA (7.2%)
	Mondi Ltd +	Materials	61,800	$1,207,591
	Remgro Ltd +	Diversified Financials	124,520	2,068,289
	Sasol Ltd +	Energy	40,900	1,129,702
	Steinhoff International Holdings N.V. +	Consumer Durables & Apparel	226,877	1,224,547

				5,630,129

SOUTH KOREA (11.3%)
	Coway Co., Ltd. +	Consumer Durables & Apparel	16,300	1,275,807
	Korea Electric Power Corporation +	Utilities	24,600	1,061,188
	LG Display Co., Ltd. +	Technology Hardware & Equipment	57,500	1,375,216
	LG Household & Health Care Ltd. +	Household & Personal Products	900	644,876
	NAVER Corporation +	Software & Services	1,063	796,016
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	1,840	2,623,939
	SK Telecom Co., Ltd. +	Telecommunication Services	5,400	1,057,991

				8,835,033

TAIWAN (7.2%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	114,000	891,357
	Himax Technologies, Inc. ADR #	Semiconductors & Semiconductor Equipment	68,200	535,370
	Pegatron Corporation +	Technology Hardware & Equipment	369,200	993,780
	Taiwan Semiconductor Manufacturing Company Ltd. +	Semiconductors & Semiconductor Equipment	539,400	3,219,582

				5,640,089

THAILAND (3.3%)
	PTT Exploration and Production Public Company Limited +	Energy	754,700	1,783,117
	Thai Union Group Public Company Limited +	Food, Beverage & Tobacco	1,338,600	829,029

				2,612,146

TURKEY (2.6%)
	TAV Havalimanlari Holding AS +	Transportation	165,400	675,973
	Tofas Turk Otomobil Fabrikasi A.S. +	Automobiles & Components	107,000	803,161
	Turkiye Garanti Bankasi A.S. +	Banks	206,400	560,130

				2,039,264

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	UNITED ARAB EMIRATES (0.8%)
	Abu Dhabi Commercial Bank P.J.S.C. +	Banks	382,000	$638,279

Total Common Stocks		(Cost $72,544,838)		76,624,476

PREFERRED STOCKS (1.3%)

	BRAZIL (1.3%)
	Itau Unibanco Holding S.A.	Banks	80,949	975,852

Total Preferred Stocks		(Cost $907,152)		975,852

	SHORT TERM INVESTMENT (1.0%)

	MONEY MARKET FUND (1.0%)
	Northern Institutional Treasury Portfolio - Shares Class, 0.25% (a)		795,566	795,566

	Total Short Term Investment	(Cost $795,566)		795,566

HELD AS COLLATERAL FOR SECURITIES LENDING (3.2%)

			Principal Amount
	U.S. GOVERNMENT OBLIGATIONS (1.3%)
	U.S. Treasury Notes:
	0.625% due 11/30/2017		$421	$421
	0.875% due 11/30/2017		10,754	10,754
	1.000% due 12/31/2017		19,527	19,527
	0.750% due 01/31/2018		85	85
	3.500% due 02/15/2018		67	67
	2.750% due 02/28/2018		183	183
	2.875% due 03/31/2018		1,329	1,329
	0.706% due 04/30/2018		839	839
	1.125% due 06/15/2018		28	28
	1.375% due 06/30/2018		562	562
	1.000% due 08/15/2018		174	174
	1.500% due 08/31/2018		7,488	7,488
	1.125% due 01/15/2019		58,059	58,059
	1.500% due 02/28/2019		193	193
	0.875% due 05/15/2019		33,649	33,649
	3.125% due 05/15/2019		1,842	1,842
	0.750% due 07/15/2019		642	642
	1.500% due 11/30/2019		3,167	3,167
	1.625% due 12/31/2019		10,476	10,476
	1.250% due 01/31/2020		8,112	8,112

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	1.375% due 01/31/2020		$136	$136
	3.625% due 02/15/2020		65,562	65,562
	1.375% due 02/29/2020		2,422	2,422
	1.125% due 03/31/2020		1,266	1,266
	1.375% due 03/31/2020		117	117
	3.500% due 05/15/2020		425	425
	1.500% due 05/31/2020		6,622	6,622
	1.625% due 06/30/2020		3,357	3,357
	1.625% due 07/31/2020		20,569	20,569
	1.375% due 08/31/2020		17,351	17,351
	1.375% due 09/30/2020		10,490	10,490
	1.375% due 10/31/2020		2,905	2,905
	1.625% due 11/30/2020		4,394	4,394
	1.750% due 12/31/2020		10,981	10,981
	1.375% due 01/31/2021		258	258
	3.625% due 02/15/2021		4,012	4,012
	1.125% due 02/28/2021		8,374	8,374
	2.250% due 03/31/2021		44	44
	1.375% due 04/30/2021		233	233
	3.125% due 05/15/2021		30	30
	1.375% due 05/31/2021		6,275	6,275
	2.000% due 05/31/2021		1,423	1,423
	2.250% due 07/31/2021		190	190
	2.125% due 08/15/2021		2,326	2,326
	1.875% due 11/30/2021		20,312	20,312
	2.125% due 12/31/2021		7,010	7,010
	1.500% due 01/31/2022		14,601	14,601
	2.000% due 02/15/2022		34	34
	1.750% due 04/30/2022		20,333	20,333
	2.125% due 06/30/2022		6,076	6,076
	1.625% due 11/15/2022		9,223	9,223
	2.125% due 12/31/2022		8,031	8,031
	1.750% due 01/31/2023		41	41
	2.000% due 02/15/2023		8,537	8,537
	1.500% due 02/28/2023		7,043	7,043
	1.500% due 03/31/2023		3,356	3,356
	1.625% due 04/30/2023		14,378	14,378
	1.750% due 05/15/2023		7,794	7,794
	2.500% due 08/15/2023		21	21
	1.625% due 10/31/2023		108,777	108,777
	2.750% due 02/15/2024		513	513
	2.500% due 05/15/2024		957	957
	2.375% due 08/15/2024		153,964	153,964
	2.375% due 08/15/2024		1,359	1,359
	2.250% due 11/15/2024		3,758	3,758
	2.000% due 02/15/2025		34,359	34,359
	2.125% due 05/15/2025		19,783	19,783
	2.000% due 08/15/2025		8,451	8,451
	2.250% due 11/15/2025		244	244
	1.625% due 02/15/2026		604	604

				786,918
	U.S. TIPS:
	0.129% due 04/15/2019		1,690	1,690
	2.118% due 07/15/2019		157	157

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares/ Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	0.129% due 04/15/2020		$6,742	$6,742
	1.240% due 01/15/2021		756	756
	0.127% due 04/15/2021		6,410	6,410
	0.133% due 01/15/2022		10,058	10,058
	0.131% due 07/15/2022		115,844	115,844
	0.131% due 01/15/2023		476	476
	0.646% due 01/15/2024		117	117
	0.127% due 07/15/2024		2,516	2,516
	0.255% due 01/15/2025		677	677
	3.039% due 01/15/2025		199	199
	0.634% due 01/15/2026		55	55
	2.808% due 01/15/2029		91	91
	2.340% due 02/15/2041		37,038	37,038
	0.656% due 02/15/2043		331	331

				183,157
	U.S. Treasury Bonds:
	5.250% due 02/15/2029		7,354	7,354
	5.375% due 02/15/2031		14,421	14,421
	4.500% due 02/15/2036		279	279
	4.750% due 02/15/2037		19	19
	3.750% due 08/15/2041		60	60
	3.625% due 02/15/2044		2,427	2,427
	3.375% due 05/15/2044		1,249	1,249
	2.500% due 02/15/2045		31,492	31,492
	3.000% due 05/15/2045		1,550	1,550
	2.500% due 02/15/2046		16,626	16,626
	2.500% due 05/15/2046		2,668	2,668

				78,145

Total U.S. Government Obligations		(Cost $1,048,220)		1,048,220

SHORT TERM INVESTMENTS (1.9%)

MONEY MARKET FUND (1.8%)
	Northern Institutional Liquid Assets Portfolio, 0.43% (a)		1,374,801	1,374,801

U.S. GOVERNMENT OBLIGATIONS (0.1%)
	U.S. Treasury Bills:
	0.000% due 12/01/2016		$317	$317
	0.000% due 12/08/2016		2,253	2,253
	0.000% due 03/16/2017		144	144
	0.000% due 04/13/2017		2,405	2,405

				5,119
	U.S. Treasury Notes:
	2.750% due 11/30/2016		45	45
	0.625% due 06/30/2017		11,979	11,979
	0.750% due 06/30/2017		96	96
	2.500% due 06/30/2017		171	171
	0.875% due 07/15/2017		479	479

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2016

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	0.625% due 07/31/2017		$52	$52
	0.625% due 08/31/2017		16,326	16,326

				29,148
	U.S. TIPS:
	0.133% due 04/15/2017		41,864	41,864

	U.S. Treasury Bonds:
	0.000% due 11/15/2016		32,746	32,746

Total Short Term Investments		(Cost $1,483,678)		1,483,678

Total held as collateral for securities lending		(Cost $2,531,898)		$2,531,898

Total Investments	103.3%	(Cost $76,779,454)		$80,927,792
Other Assets, Less Liabilities	(3.3)%			(2,548,903)
Total Net Assets:	100.0%			$78,378,889

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2016 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of October 31, 2016, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$4,351,775	$-------	$-------	$4,351,775
Chile	436,296	-------	-------	436,296
China	8,092,896	9,849,451	-------	17,942,347
Hong Kong	-------	9,525,345	-------	9,525,345
India	1,072,778	7,162,850	-------	8,235,628
Indonesia	-------	2,889,698	-------	2,889,698
Malaysia	-------	618,105	-------	618,105
Mexico	3,155,371	-------	-------	3,155,371
Panama	1,359,288	-------	-------	1,359,288
Philippines	-------	1,226,881	-------	1,226,881
Poland	-------	672,350	-------	672,350
Russia	-------	816,452	-------	816,452
South Africa	-------	5,630,129	-------	5,630,129
South Korea	-------	8,835,033	-------	8,835,033
Taiwan	535,370	5,104,719	-------	5,640,089
Thailand	-------	2,612,146	-------	2,612,146
Turkey	-------	2,039,264	-------	2,039,264
United Arab Emirates	-------	638,279	-------	638,279
Total Common Stocks	$19,003,774	$57,620,702	$-------	$76,624,476
Preferred Stock
Brazil	$975,852	$-------	$-------	$975,852
Total Preferred Stock	$975,852	$-------	$-------	$975,852
U.S. Government Obligations	$-------	$1,048,220	$-------	$1,048,220
Short Term Investments	$2,170,367	$108,877	$-------	$2,279,244
Total Investments	$22,149,993	$58,777,799	$-------	$80,927,792

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

36	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.20%	1.18%	1.18%

1 In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.20% for Investor Class shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2017. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$14.91	$36.8 million	2.00% within 60 days	60%

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2016 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	0.78%	0.12%	-2.12%	6.41%	10.87%	5.34%	7.49%
Russell Midcap Index[1]	3.33%	6.76%	4.17%	7.28%	13.12%	7.55%	8.95%
S&P 500 Index[1]	4.06%	5.87%	4.51%	8.84%	13.57%	6.70%	5.04%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.18%.

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OCTOBER 31, 2016

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through October 31, 2016. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +68.18% for the Fund’s Investor Class shares, +107.11% for the primary benchmark, and +91.24% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +7.49%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Portfolio Managers

Thomas S. White, Jr.

Jinwen Zhang, Ph.D., CFA

Douglas M. Jackman, CFA

Wei Li, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CM

Ramkumar Venkatramani, CFA

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned -2.12% during the one-year period ended October 31, 2016 while the Fund’s primary benchmark, the Russell Midcap Index, returned +4.17% and the secondary benchmark S&P 500 Index returned +4.51% during the same period. Since its inception on March 4, 1999, the Fund’s Investor Class shares annualized returns are +7.49%, compared to +8.95% for the Russell Midcap Index and +5.04% for the S&P 500 Index.

U.S. Economic Growth Gaining Pace

After a subdued first six months of 2016, the U.S. economy appears to have gained strength in the second half. Third quarter economic growth was one of the highest in recent years, helped by sustained gains in domestic consumer spending and a recovery in exports. Though business spending remains relatively subdued, it is now widely expected that healthy labor market conditions could support consumer demand in the short term. The economy continued to add new jobs at a robust pace through the review period, and the unemployment rate has declined further. Average wages have also increased this year, at a moderate pace, but more than recent years. Reflecting the optimism, two major consumer sentiment indexes have trended higher recently.

Slower than expected growth and benign inflation trends have allowed the U.S. Federal Reserve to hold its benchmark fed funds rate unchanged so far this year. It is now widely believed that the Fed is likely to increase the rate by 25 basis points at its last meeting in December. Corporate earnings and cash flows remained reasonably healthy during the review period. Most large companies continue to return surplus cash to shareholders in the form of higher dividends and buybacks, rather than increasing capital investments. Mergers and acquisitions have become fewer after the political pushback against the so called ‘inversion deals’, which relocate the merged entity to reduce taxes.

Portfolio Review

The consumer discretionary and consumer staples sectors outperformed the most during the one-year review period ended October 31, 2016, helped by the sustained gains in domestic demand. Healthy earnings growth lifted the technology and communication sectors, while sectors such as materials and industrials were negatively affected by the weaker than expected trends in industrial activity and overseas demand. Lower allocation to the energy sector and higher allocation to consumer discretionary sector benefited the Fund during the review period.

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OCTOBER 31, 2016

Positive stock selection in technology, consumer staples and financials also helped Fund returns, relative to the benchmark.

Scotts Miracle-Gro Company, a manufacturer of plant care products, contributed the most to Fund returns during the one-year review period. The company reported excellent revenue and earnings growth on strong demand for its products from small farms and households. Huntington Ingalls, one of the largest shipbuilders, gained from expectations of sustained orders for new warships. Thor Industries advanced as the company’s recreational vehicles saw a surge in demand, especially among younger buyers. Waste management solutions company Republic Services benefited on expectations of sustained growth in order flows from city administrations. Ulta Salon Cosmetics & Fragrance outperformed after the company reported double-digit revenue growth and lifted its earnings outlook.

The Fund’s holdings in the banking and financial services sector were negatively affected by concerns over subdued credit demand growth as well as tighter regulations that could increase costs and restrict margins. These holdings included investment solutions providers Ameriprise Financial and SEI Investments Company, as well as regional bank holding company East West Bancorp. Automobile retailer AutoNation was negatively affected by slower demand growth, especially for luxury sedans and other higher priced vehicles. Car rental company Hertz Global Holdings declined after announcing an unexpected depreciation charge that led to a sharp fall in earnings.

Increased Fiscal Spending Could Lift Growth Rates Further

Markets were quick in setting aside the apprehensions about political risks after the unexpected U.S. presidential election result in early November. U.S. equity prices have outpaced overseas markets in the weeks after the election, as investors have become hopeful of fiscal measures that could stimulate faster economic growth. Among the pre-election promises of the incoming administration are a $1trillion infrastructure investment plan, and a meaningful reduction in tax rates for both individuals and corporations. Other expectations include less onerous regulations, especially for the banking and financial services sector. These fiscal measures, if implemented, have the potential to lift economic growth rates for the next one or two years.

Nevertheless, the incoming administration also appears to favor more restrictive trade policies. The President-elect has often talked about renegotiating or entirely withdrawing from some of the trade treaties that are currently close to signing. Restrictions on trade and punitive taxes on imports could disrupt global supply chains established over the last few decades. This could hurt large U.S. corporations, especially in the manufacturing sector, in the medium term until they are able to develop domestic component and parts suppliers. In addition, foreign governments could retaliate with their own restrictions and U.S. exporters could lose access to some export markets. Finally, further appreciation of the U.S. Dollar could restrict earnings for large U.S. corporations that have global marketing footprints.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Faster economic growth could encourage the Fed to increase the benchmark rate more quickly. In anticipation, treasury yields have moved higher in recent weeks. If this trend continues, mortgage rates and consumer lending rates could become less affordable to some borrowers. This may restrict demand growth in the housing sector and also limit household spending, unless wage growth becomes more robust. Higher crude oil prices could also dampen consumer spending, though this may be partly offset by job gains in the oil producing regions.

We thank you for investing in the Thomas White American Opportunities Fund.

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OCTOBER 31, 2016

Portfolio Industry Allocation and Market Capitalization as of October 31, 2016 (Unaudited)

Industry Allocation	% of TNA
Automobiles & Components	2.2%
Banks	3.3%
Capital Goods	6.6%
Commercial & Professional Services	2.6%
Consumer Durables & Apparel	6.0%
Consumer Services	2.6%
Diversified Financials	0.9%
Energy	3.2%
Food & Staples Retailing	1.2%
Food, Beverage & Tobacco	3.8%
Health Care Equipment & Services	8.0%
Insurance	4.2%
Materials	10.4%
Media	1.1%
Pharmaceuticals, Biotechnology & Life Sciences	1.3%
REITS	7.2%
Retailing	6.9%
Software & Services	10.6%
Technology Hardware & Equipment	2.1%
Telecommunication Services	1.2%
Transportation	4.0%
Utilities	9.3%
Cash & Other	1.3%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	36.2%
Mid Cap ($2.3-$15.2 billion)	61.7%
Small Cap (under $2.3 billion)	0.8%
Cash & Other	1.3%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

COMMON STOCKS (98.7%)

	AUTOMOBILES & COMPONENTS (2.2%)
	Thor Industries, Inc.	6,850	$543,274
	Visteon Corporation	3,800	268,318

			811,592

BANKS (3.3%)
	Associated Banc-Corp	20,400	414,120
	Citizens Financial Group, Inc.	15,100	397,734
	Regions Financial Corporation	37,100	397,341

			1,209,195

CAPITAL GOODS (6.6%)
	Carlisle Companies Incorporated	3,530	370,121
	Huntington Ingalls Industries, Inc.	4,140	668,030
	Orbital ATK, Inc.	6,600	490,776
	Spirit AeroSystems Holdings, Inc. - Class A *	18,200	916,552

			2,445,479

	COMMERCIAL & PROFESSIONAL SERVICES (2.6%)
	Republic Services, Inc.	18,300	963,129

	CONSUMER DURABLES & APPAREL (6.0%)
	Helen of Troy Limited *	3,400	277,100
	Lennar Corporation - Class A	11,650	485,688
	NVR, Inc. *	325	494,975
	Pandora A/S ADR	17,800	575,830
	Polaris Industries Inc.	4,900	375,389

			2,208,982

	CONSUMER SERVICES (2.6%)
	The Cheesecake Factory Incorporated	7,400	393,606
	Royal Caribbean Cruises Ltd.	7,400	568,838

			962,444

	DIVERSIFIED FINANCIALS (0.9%)
	Intercontinental Exchange, Inc.	1,300	351,507

	ENERGY (3.2%)
	EQT Corporation	9,400	620,400
	Noble Energy, Inc.	15,800	544,626

			1,165,026

	FOOD & STAPLES RETAILING (1.2%)
	The Kroger Co.	13,800	427,524

	FOOD, BEVERAGE & TOBACCO (3.8%)
	ConAgra Foods Inc.	8,677	418,058
	Dr Pepper Snapple Group, Inc.	4,900	430,171
	Molson Coors Brewing Company - Class B	2,400	249,144
	Reynolds American Inc.	5,410	297,983

			1,395,356

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2016

Industry	Issue	Shares	Value

	HEALTH CARE EQUIPMENT & SERVICES (8.0%)
	AmerisourceBergen Corporation	5,600	$ 393,792
	Centene Corporation *	6,900	431,112
	Cigna Corporation	2,600	308,958
	Humana, Inc.	2,700	463,131
	Laboratory Corporation of America Holdings *	5,120	641,741
	Zimmer Biomet Holdings, Inc.	6,850	721,990

			2,960,724

	INSURANCE (4.2%)
	Assurant, Inc.	4,600	370,392
	Everest Re Group, Ltd.	1,700	345,984
	The Hartford Financial Services Group, Inc.	19,000	838,090

			1,554,466

	MATERIALS (10.4%)
	AptarGroup, Inc.	9,500	678,680
	Ball Corporation	7,050	543,344
	Martin Marietta Materials, Inc.	2,900	537,602
	PPG Industries, Inc.	4,010	373,451
	The Scotts Miracle-Gro Company - Class A	8,900	784,001
	The Sherwin-Williams Company	3,750	918,225

			3,835,303

	MEDIA (1.1%)
	CBS Corporation - Class B	7,100	402,002

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (1.3%)
	Jazz Pharmaceuticals Public Limited Company *	4,300	470,721

	REITS (7.2%)
	Brixmor Property Group, Inc.	24,400	620,248
	Crown Castle International Corp.	11,600	1,055,484
	Omega Healthcare Investors, Inc.	11,200	356,496
	Welltower Inc.	8,800	603,064

			2,635,292

	RETAILING (6.9%)
	AutoNation, Inc. *	10,050	440,893
	AutoZone, Inc. *	400	296,864
	Foot Locker, Inc.	8,600	574,222
	Ross Stores, Inc.	9,100	569,114
	Tractor Supply Company	5,000	313,150
	Ulta Salon, Cosmetics & Fragrance, Inc. *	1,450	352,843

			2,547,086

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

SOFTWARE & SERVICES (10.6%)
	Alliance Data Systems Corporation *	3,500	$ 715,645
	CA, Inc.	11,600	356,584
	Cadence Design Systems, Inc. *	17,900	457,882
	DST Systems, Inc.	3,250	312,520
	Fidelity National Information Services, Inc.	7,800	576,576
	Intuit Inc.	5,100	554,574
	PayPal Holdings, Inc. *	13,700	570,742
	Sabre Corporation	13,500	348,705

			3,893,228

TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
	Arrow Electronics, Inc. *	6,500	397,280
	NetApp, Inc.	11,250	381,825

			779,105

TELECOMMUNICATION SERVICES (1.2%)
	Telephone and Data Systems, Inc.	16,800	434,112

TRANSPORTATION (4.0%)
	Alaska Air Group, Inc.	5,050	364,711
	Old Dominion Freight Line, Inc. *	8,300	619,844
	Southwest Airlines Co.	12,100	484,605

			1,469,160

UTILITIES (9.3%)
	Alliant Energy Corporation	14,000	532,700
	Ameren Corporation	11,300	564,435
	CMS Energy Corporation	13,050	550,057
	DTE Energy Company	5,200	499,252
	Great Plains Energy Incorporated	22,450	638,478
	National Fuel Gas Company	11,900	623,322

			3,408,244

Total Common Stocks		(Cost $31,593,279)	36,329,677

Total Investments	98.7%	(Cost $31,593,279)	$36,329,677
Other Assets, Less Liabilities	1.3%		486,466
Total Net Assets:	100.0%		$36,816,143

*	Non-Income Producing Securities

ADR	- American Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2016

The following table summarizes the inputs used, as of October 31, 2016, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$811,592	$-------	$-------	$811,592
Banks	1,209,195	-------	-------	1,209,195
Capital Goods	2,445,479	-------	-------	2,445,479
Commercial & Professional Services	963,129	-------	-------	963,129
Consumer Durables & Apparel	2,208,982	-------	-------	2,208,982
Consumer Services	962,444	-------	-------	962,444
Diversified Financials	351,507	-------	-------	351,507
Energy	1,165,026	-------	-------	1,165,026
Food & Staples Retailing	427,524	-------	-------	427,524
Food, Beverage & Tobacco	1,395,356	-------	-------	1,395,356
Health Care Equipment & Services	2,960,724	-------	-------	2,960,724
Insurance	1,554,466	-------	-------	1,554,466
Materials	3,835,303	-------	-------	3,835,303
Media	402,002	-------	-------	402,002
Pharmaceuticals, Biotechnology & Life Sciences	470,721	-------	-------	470,721
REITS	2,635,292	-------	-------	2,635,292
Retailing	2,547,086	-------	-------	2,547,086
Software & Services	3,893,228	-------	-------	3,893,228
Technology Hardware & Equipment	779,105	-------	-------	779,105
Telecommunication Services	434,112	-------	-------	434,112
Transportation	1,469,160	-------	-------	1,469,160
Utilities	3,408,244	-------	-------	3,408,244
Total Common Stocks	$36,329,677	$-------	$-------	$36,329,677
Total Investments	$36,329,677	$-------	$-------	$36,329,677

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2016

		International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value [1]	$	582,889,891	$	80,927,792	$	36,329,677
Foreign currency [2]		6		-------		-------
Cash		3,778,982		-------		515,682
Receivables:
Securities Lending		16,622		6,131		-------
Investments sold		3,152,821		79		-------
Dividends and interest		1,134,811		26,210		21,249
Reclaims		2,039,134		17,838		1,047
Fund shares sold		185,721		7,132		250
Prepaid expenses		45,906		29,812		3,697
Total assets		593,243,894		81,014,994		36,871,602

LIABILITIES:
Management and administrative fees payable		444,643		48,423		27,057
Business management fees payable		36,682		4,139		1,780
Trustee fees payable		1,476		108		-------
Accrued expenses		221,876		50,764		26,622
Currency payable		1,308		-------		-------
Payable for fund shares redeemed		770,538		-------		-------
Distribution fees (See Note 5)		6,318		773		-------
Collateral on loaned securities (See Note 1) [3]		19,303,687		2,531,898		-------
Total liabilities		20,786,528		2,636,105		55,459

Net Assets	$	572,457,366	$	78,378,889	$	36,816,143

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	589,646,554	$	87,980,297	$	30,742,528
Accumulated net investment income		729,894		60,308		244,560
Accumulated net realized gain/(loss)		(61,102,640)		(13,807,254)		1,092,657
Net unrealized appreciation/depreciation on:
Investments and foreign currency translations		43,396,589		4,148,338		4,736,398
Other assets and liabilities denominated in foreign currency		(213,031)		(2,800)		-------

Net Assets	$	572,457,366	$	78,378,889	$	36,816,143
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2016

		International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	187,407,685	$	1,816,090	$	36,816,143
Shares outstanding [4]		12,517,570		185,387		2,468,813
Net asset value and offering price per share	$	14.97	$	9.80	$	14.91

CLASS I SHARES
Net assets	$	384,017,382	$	76,239,597
Shares outstanding [4]		25,630,771		7,717,431
Net asset value and offering price per share	$	14.98	$	9.88

CLASS A SHARES
Net assets	$	840,234	$	81,953
Shares outstanding [4]		56,397		8,362
Net asset value and offering price per share	$	14.90	$	9.80
Maximum offering price per share	$	15.81	$	10.40

CLASS C SHARES
Net assets	$	192,065	$	241,249
Shares outstanding [4]		12,826		24,714
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	14.98	$	9.76

1 Cost Basis of Investments:

International Fund: $539,493,302 including

Security Lending collateral of $19,303,687

Emerging Markets Fund: $76,779,454 including

Security Lending collateral of $2,531,898

American Opportunities Fund: $31,593,279

2 Cost Basis of Cash denominated in foreign currencies: International Fund: $6 Emerging Markets Fund: $0 American Opportunities Fund: $0
3 Value of securities out on loan at 10/31/2016: International Fund: $17,739,376 Emerging Markets Fund: $2,409,859
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2016

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends [1]	$	14,121,099	$	1,602,922	$	707,327
Interest		1,403		2,743		-------
Securities lending income (net of expenses) (Note 1)		18,800		4,214		-------
Total investment income		14,141,302		1,609,879		707,327
Expenses:
Investment management fees (Note 4)		4,859,698		681,305		303,517
Business management fees (Note 4)		200,105		28,054		12,497
Accounting and administration fees		320,352		55,574		24,983
Custodian fees		185,267		59,890		8,795
Transfer agent fees		165,066		58,130		16,372
Trustees’ fees and expenses		110,990		16,167		6,769
Audit fees and expenses		24,046		21,086		15,006
Registration fees		62,884		53,558		17,292
Printing expenses		79,070		9,878		4,734
Legal fees and expenses		169,980		22,710		10,118
Distribution expense (Note 5):
Class A Shares		2,153		183		-------
Class C Shares		2,896		2,240		-------
Administrative Service Fee:
Investor Class Shares		489,481		474		2,596
Class A Shares		451		90		-------
Other expenses		112,595		26,387		7,261
Total expenses		6,785,034		1,035,726		429,940
Reimbursement from Investment Manager (Note 4)		(563,299)		(149,938)		-------
Net expenses		6,221,735		885,788		429,940
Net investment income		7,919,567		724,091		277,387

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on investments & foreign currency transactions		(30,069,504)		(7,986,636)		1,912,387
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		(679,985)		10,897,492		(2,965,495)
Net gain (loss) on investments		(30,749,489)		2,910,856		(1,053,108)
Net increase (decrease) in net assets from operations	$	(22,829,922)	$	3,634,947	$	(775,721)
1 Net of foreign taxes withheld of: International Fund: $1,511,088 Emerging Markets Fund: $178,478 American Opportunities Fund: $1,309
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund
		Year Ended October 31, 2016		Year Ended October 31, 2015
Change in net assets from operations:
Net investment income	$	7,919,567	$	8,913,863
Net realized loss on investments		(30,069,504)		(32,039,924)
Net unrealized appreciation / depreciation on investments and foreign currency transactions		(679,985)		(16,628,429)
Net decrease in net assets from operations		(22,829,922)		(39,754,490)
Distribution to Investor Class Shareholders:
From net investment income		(1,955,550)		(3,398,593)
Distribution to Class I Shareholders:
From net investment income		(5,068,121)		(4,651,963)
Distribution to Class A Shareholders:
From net investment income		(8,345)		(11,771)
Distribution to Class C Shareholders:
From net investment income		-------		(2,405)
Total distributions		(7,032,016)		(8,064,732)
Fund share transactions (Note 3)		32,136,345		(195,414,285)
Total increase (decrease)		2,274,407		(243,233,507)
Net assets:
Beginning of period		570,182,959		813,416,466
End of period	$	572,457,366	$	570,182,959
Undistributed net investment income	$	729,894	$	134,419
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	Emerging Markets Fund
		Year Ended October 31, 2016		Year Ended October 31, 2015
Change in net assets from operations:
Net investment income	$	724,091	$	848,255
Net realized loss on investments		(7,986,636)		(4,730,678)
Net unrealized appreciation / depreciation on investments and foreign currency transactions		10,897,492		(12,628,182)
Net increase (decrease) in net assets from operations		3,634,947		(16,510,605)
Distribution to Investor Class Shareholders:
From net investment income		(15,466)		(40,074)
Distribution to Class I Shareholders:
From net investment income		(663,996)		(782,686)
Distribution to Class A Shareholders:
From net investment income		(447)		(258)
Distribution to Class C Shareholders:
From net investment income		-------		(422)
Total distributions		(679,909)		(823,440)
Fund share transactions (Note 3)		(8,658,459)		19,415,761
Total increase (decrease)		(5,703,421)		2,081,716
Net assets:
Beginning of period		84,082,310		82,000,594
End of period	$	78,378,889	$	84,082,310
Undistributed net investment income	$	60,308	$	342
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund
		Year Ended October 31, 2016		Year Ended October 31, 2015
Change in net assets from operations:
Net investment income	$	277,387	$	182,196
Net realized gain on investments		1,912,387		2,536,826
Net unrealized appreciation/depreciation on investments and foreign currency transactions		(2,965,495)		(462,319)
Net increase (decrease) in net assets from operations		(775,721)		2,256,703
Distribution to Investor Class Shareholders:
From net investment income		(7,621)		(151,429)
From realized gain		(858,464)		(2,568,561)
Total distributions		(866,085)		(2,719,990)
Fund share transactions (Note 3)		2,582,977		2,508,044
Total increase		941,171		2,044,757
Net assets:
Beginning of period		35,874,972		33,830,215
End of period	$	36,816,143	$	35,874,972
Undistributed net investment income	$	244,560	$	20,675
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Year Ended October 31, 2016

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 12 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value under the Trust’s Valuation Procedures as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2016, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and, for the International and Emerging Markets Funds, adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

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Notes to Financial Statements Year Ended October 31, 2016

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

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Notes to Financial Statements Year Ended October 31, 2016

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2016, open Federal tax years include the tax years ended October 31, 2013 through 2016. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

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Notes to Financial Statements Year Ended October 31, 2016

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when

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Notes to Financial Statements Year Ended October 31, 2016

necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes/ Bonds which are shown on the investment portfolios for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2016 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$17,739,376	$19,303,687

Thomas White Emerging Markets Fund	$2,409,859	$2,531,898

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$18,800

Thomas White Emerging Markets Fund	$4,214

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Notes to Financial Statements Year Ended October 31, 2016

The Funds recently adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. The table below outlines the nature of these obligations at October 31, 2016.

	Overnight and Continuous	Up to 30 Days		30-90 Days		Greater than 90 Days		Total
Securities lending transactions
U.S. Treasury and agency securities
Thomas White International Fund	$19,303,687	$	-------	$	-------	$	-------	$19,303.687
Thomas White Emerging Markets Fund	1,157,097		-------		-------		-------	1,157,097
Money Market Fund^
Thomas White Emerging Markets Fund	1,374,801		-------		-------		-------	1,374,801

Total Borrowings	$21,835,585	$	-------	$	-------	$	-------	$21,835,585

^	Represents an interest in Northern Institutional Liquid Assets Portfolio, an investment purchased with cash proceeds from securities lending collateral received.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class and Class I shares charged $1,220 and $8,484, respectively in redemption fees for the year ended October 31, 2016, which were included in net capital paid.

(K) REAL ESTATE INVESTMENT TRUSTS

The American Opportunities Fund has made certain investments in real estate investment trusts (“REITs”), which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The American Opportunities Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the distributions received by the Fund’s shareholders may also be designated as a return of capital.

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Notes to Financial Statements Year Ended October 31, 2016

NOTE 2. SIGNIFICANT SHAREHOLDER

The following table indicates the number of shareholders who held a significant portion of the shares of each Class’s outstanding shares as of October 31, 2016. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	2	30.3%

International Fund	Class C	2	24.5%

Emerging Markets Fund	Investor Class	2	70.7%

Emerging Markets Fund	Class I	3	43.6%

Emerging Markets Fund	Class A	2	99.5%

Emerging Markets Fund	Class C	1	90.7%

American Opportunities Fund	Investor Class	3	73.7%

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2016, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2016				Year Ended October 31, 2015
	Investor Class				Investor Class
	Shares		Amount		Shares		Amount
Shares sold	1,506,296	$	22,509,186		4,047,694	$	66,731,001
Shares issued on reinvestment of dividends & distributions	128,636		1,925,681		212,127		3,345,233
Shares redeemed	(6,147,093)		(92,882,894	)^	(8,999,408)		(148,440,535)
Net decrease	(4,512,161)	$	(68,448,027)		(4,739,587)	$	$(78,364,301)
Shares outstanding:
Beginning of period	17,029,731				21,769,318
End of period	12,517,570				17,029,731
^ Includes redemption fees of $1,220

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Notes to Financial Statements Year Ended October 31, 2016

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	13,793,315	$	210,036,342	3,594,961	$	59,462,022
Shares issued on reinvestment of dividends & distributions	285,107		4,270,896	214,248		3,382,965
Shares redeemed	(7,477,136)		(113,489,125)^	(10,900,809)		(180,400,597)
Net increase (decrease)	6,601,286	$	100,818,113	(7,091,600)	$	(117,555,610)
Shares outstanding:
Beginning of period	19,029,485			26,121,085
End of period	25,630,771			19,029,485

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	4,464	$	67,421	44,854	$	740,230
Shares issued on reinvestment of dividends & distributions	313		4,654	301		4,725
Shares redeemed	(6,102)		(91,223)	(4,299)		(71,222)
Net increase (decrease)	(1,325)	$	(19,148)	40,856	$	673,733
Shares outstanding:
Beginning of period	57,722			16,866
End of period	56,397			57,722

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	483	$	7,128	8,218	$	137,988
Shares issued on reinvestment of dividends & distributions	-------		-------	116		1,823
Shares redeemed	(14,821)		(221,721)	(18,851)		(307,918)
Net decrease	(14,338)	$	(214,593)	(10,517)	$	(168,107)
Shares outstanding:
Beginning of period	27,164			37,681
End of period	12,826			27,164
^ Includes redemption fees of $8,484

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Notes to Financial Statements Year Ended October 31, 2016

Emerging Markets Fund
	Year Ended October 31, 2016			Year Ended October 31, 2015
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	2,482	$	23,210	4,760	$	51,545
Shares issued on reinvestment of dividends & distributions	926		9,129	3,454		33,191
Shares redeemed	(258,859)		(2,286,115)	(16,066)		(170,582)
Net decrease	(255,451)	$	(2,253,776)	(7,852)	$	(85,846)
Shares outstanding:
Beginning of period	440,838			448,690
End of period	185,387			440,838

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	403,747	$	3,704,145	2,248,411	$	24,898,001
Shares issued on reinvestment of dividends & distributions	44,953		446,833	55,520		536,878
Shares redeemed	(1,096,703)		(10,609,909)	(555,272)		(6,113,311)
Net increase (decrease)	(648,003)	$	(6,458,931)	1,748,659	$	19,321,568
Shares outstanding:
Beginning of period	8,365,434			6,616,775
End of period	7,717,431			8,365,434

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	2,687	$	23,806	-------	$	-------
Shares issued on reinvestment of dividends & distributions	45		447	27		258
Shares redeemed	(0)		(3)	(1,965)		(21,661)
Net increase (decrease)	2,732	$	24,250	(1,938)	$	(21,403)
Shares outstanding:
Beginning of period	5,630			7,568
End of period	8,362			5,630

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Notes to Financial Statements Year Ended October 31, 2016

	Year Ended October 31, 2016			Year Ended October 31, 2015
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	3,376	$	30,001	18,990	$	201,061
Shares issued on reinvestment of dividends & distributions	-------		-------	44		422
Shares redeemed	(0)		(3)	(4)		(41)
Net increase	3,376	$	29,998	19,030	$	201,442
Shares outstanding:
Beginning of period	21,338			2,308
End of period	24,714			21,338

American Opportunities Fund
	Year Ended October 31, 2016			Year Ended October 31, 2015
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	163,993	$	2,516,556	44,004	$	724,610
Shares issued on reinvestment of dividends & distributions	54,955		819,929	167,611		2,566,130
Shares redeemed	(49,200)		(753,508)	(48,833)		(782,696)
Net increase	169,748	$	2,582,977	162,782	$	2,508,044
Shares outstanding:
Beginning of period	2,299,065			2,136,283
End of period	2,468,813			2,299,065

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2016, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $4,859,698, $681,305 and $303,517, respectively, in investment management fees.

During the year ended October 31, 2016, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

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Notes to Financial Statements Year Ended October 31, 2016

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%
Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%
American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any previously waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed either (i) the current expense limitation or (ii) the expense limitation in effect at the time the expense is waived, provided the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2016, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
Emerging Markets Fund	Investor Class	$883

As of October 31, 2016, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2014	2017	$119,375

International Fund	Investor Class	2015	2018	$235,702

International Fund	Investor Class	2016	2019	$185,995

International Fund	Class I	2014	2017	$276,870

International Fund	Class I	2015	2018	$309,206

International Fund	Class I	2016	2019	$376,987

International Fund	Class C	2014	2017	$368

International Fund	Class C	2015	2018	$394

International Fund	Class C	2016	2019	$317

Emerging Markets Fund	Class I	2014	2017	$111,683

Emerging Markets Fund	Class I	2015	2018	$126,544

Emerging Markets Fund	Class I	2016	2019	$150,335

Emerging Markets Fund	Class A	2014	2017	$100

Emerging Markets Fund	Class A	2015	2018	$44

Emerging Markets Fund	Class A	2016	2019	$51

Emerging Markets Fund	Class C	2014	2017	$3

Emerging Markets Fund	Class C	2015	2018	$266

Emerging Markets Fund	Class C	2016	2019	$435

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Notes to Financial Statements Year Ended October 31, 2016

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust, as well as either providing the Trust with or procuring for the Trust the services of a Chief Compliance Officer in accordance with Rule 38a-1 of the 1940 Act, in the event so requested. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the year ended October 31, 2016, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $200,105, $28,054 and $12,497, respectively.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the year ended October 31, 2016, fees incurred by the International Fund pursuant to the Administrative Services Plan were $489,481 for Investor Class and $451 for Class A shares. For the year ended October 31, 2016, fees incurred by the Emerging Markets Fund pursuant to the Administrative Services Plan were $474 for Investor Class and $90 for Class A shares. For the year ended October 31, 2016, fees incurred by the American Opportunities Fund pursuant to the Administrative Services Plan were $2,596 for Investor Class shares.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Fund to compensate Quasar Distributors, LLC for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the year ended October 31, 2016, fees incurred by the International Fund pursuant to the Plan were $2,153 for Class A and $2,896 for Class C shares. For the year ended October 31, 2016, fees incurred by the Emerging Markets Fund were $183 for Class A and $2,240 for Class C shares.

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Notes to Financial Statements Year Ended October 31, 2016

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Fund. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2016, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$373,069,481	$341,559,634

Emerging Markets Fund	44,491,426	50,160,050

American Opportunities Fund	22,958,053	21,086,437

The American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2016. The International Fund and Emerging Markets Fund did not directly purchase or sell long term U.S. Government securities, except for purposes of securities lending during the year ended October 31, 2016.

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Fund	$542,399,363	$67,113,403	$(26,622,875)	$40,490,528

Emerging Markets Fund	76,797,603	9,476,437	(5,346,248)	4,130,189

American Opportunities Fund	31,589,590	5,611,910	(871,823)	4,740,087

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies

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Notes to Financial Statements Year Ended October 31, 2016

and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2016, the Funds’ tax year-end. For the International Fund, permanent differences resulted in reclassification of ($292,076) in undistributed net investment income and $292,076 in accumulated net realized loss. For the Emerging Markets Fund, permanent differences resulted in reclassification of $15,784 in undistributed net investment income/(loss) and ($15,784) in accumulated net realized gain/(loss). For the American Opportunities Fund, permanent differences resulted in reclassification of ($45,881) in undistributed net investment income, $44,212 in accumulated net realized gain and $1,669 in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$1,124,255	$-------	$40,490,528	$(58,803,971)	$(17,189,188)

Emerging Markets Fund	63,236	-------	4,130,189	(13,794,833)	(9,601,408)

American Opportunities Fund	238,400	1,095,128	4,740,087	-------	6,073,615

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period, and such capital losses will retain their character as either short-term or long-term capital losses.

As of October 31, 2016, the International Fund had $51,924,981 in short-term capital loss carry forwards with no expiration, and had $6,665,959 in long-term capital loss carryforwards with no expiration. As of October 31, 2016, the Emerging Markets Fund had $7,878,964 in short-term capital loss carry forwards with no expiration, and had $5,910,141 in long-term capital loss carryforwards with no expiration.

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2016
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$7,032,016	$-------	$-------	$7,032,016

Emerging Markets Fund	679,909	-------	-------	679,909

American Opportunities Fund	7,621	-------	858,464	866,085

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Notes to Financial Statements Year Ended October 31, 2016

	Year Ended October 31, 2015
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$8,064,732	$-------	$-------	$8,064,732

Emerging Markets Fund	823,440	-------	-------	823,440

American Opportunities Fund	152,611	-------	2,567,379	2,719,990

NOTE 8. SUBSEQUENT EVENTS

To meet their excise requirement, the Funds declared an additional dividend with a record date of December 30, 2016, and a payable date of January 3, 2017. The International Fund, Emerging Markets Fund and American Opportunities Fund will distribute to shareholders of record $1,124,255, $135,557 and $238,400 in ordinary income, respectively.

68	www.thomaswhitefunds.com

Year Ended October 31, 2016

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			Year Ended October 31, 2012^

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.77	$	16.95	$	19.16	$	16.55		$	15.55

Income from investment operations:
Net investment income [1]		0.17		0.19		0.26		0.26			0.31
Net realized and unrealized gains/(losses)		(0.81)		(1.17)		(0.89)		2.57			0.97
Total from investment operations		(0.64)		(0.98)		(0.63)		2.83			1.28

Distributions:
From net investment income		(0.16)		(0.20)		(0.26)		(0.22)			(0.28)
From net realized gains		-------		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.16)		(0.20)		(1.58)		(0.22)			(0.28)
Change in net asset value for the year		(0.80)		(1.18)		(2.21)		2.61			1.00
Net asset value, end of year	$	14.97	$	15.77	$	16.95	$	19.16		$	16.55
Total Return		(4.08)%		(5.77)%		(3.00)%		17.13%			8.25%

Ratios/supplemental data
Net assets, end of year (000)	$	187,408	$	268,518	$	369,098	$	433,483		$	540,118

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%		1.24%		1.24%		1.24%			1.31%	[3]
Expenses (prior to reimbursement)		1.33%		1.32%		1.27%		1.31%			1.37%	[3]
Net investment income (net of reimbursement)		1.16%		1.16%		1.36%		1.43%			1.94%	[3]
Net investment income (prior to reimbursement)		1.07%		1.08%		1.33%		1.36%			1.88%	[3]
Portfolio turnover rate [4]		60%		57%		62%		42%			66%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	15.78	$	16.97	$	19.18	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.23		0.23		0.30		0.29			0.07
Net realized and unrealized gains/(losses)		(0.83)		(1.17)		(0.89)		2.59			0.55
Total from investment operations		(0.60)		(0.94)		(0.59)		2.88			0.62

Distributions:
From net investment income		(0.20)		(0.25)		(0.30)		(0.26)			(0.29)
From net realized gains		-------		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.20)		(0.25)		(1.62)		(0.26)			(0.29)
Change in net asset value for the period		(0.80)		(1.19)		(2.21)		2.62			0.33
Net asset value, end of period	$	14.98	$	15.78	$	16.97	$	19.18		$	16.56
Total Return		(3.81)%		(5.56)%		(2.76)%		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	384,017	$	300,331	$	443,397	$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%		0.99%		0.99%		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.10%		1.08%		1.05%		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		1.53%		1.40%		1.59%		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		1.42%		1.31%		1.53%		1.50%			2.01%	[4]
Portfolio turnover rate [5]		60%		57%		62%		42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

Thomas White International Fund - Class A
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	15.71	$	16.92	$	19.13	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.16		0.17		0.23		0.24			0.06
Net realized and unrealized gains/(losses)		(0.82)		(1.17)		(0.88)		2.56			0.56
Total from investment operations		(0.66)		(1.00)		(0.65)		2.80			0.62

Distributions:
From net investment income		(0.15)		(0.21)		(0.24)		(0.23)			(0.29)
From net realized gains		-------		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.15)		(0.21)		(1.56)		(0.23)			(0.29)
Change in net asset value for the period		(0.81)		(1.21)		(2.21)		2.57			0.33
Net asset value, end of period	$	14.90	$	15.71	$	16.92	$	19.13		$	16.56
Total Return +		(4.21)%		(5.94)%		(3.13)%		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	840,234	$	906,655	$	285,347	$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.40%		1.42%		1.41%		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.40%		1.42%		1.41%		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		1.04%		1.06%		1.23%		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		1.04%		1.06%		1.23%		1.34%			1.82%	[4]
Portfolio turnover rate [5]		60%		57%		62%		42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class C
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	15.72	$	16.88	$	19.09	$	16.56		$	$16.23

Income from investment operations:
Net investment income [1]		0.05		0.06		0.11		0.11			0.06
Net realized and unrealized gains/(losses)		(0.79)		(1.15)		(0.88)		2.58			0.54
Total from investment operations		(0.74)		(1.09)		(0.77)		2.69			0.60

Distributions:
From net investment income		-------		(0.09)		(0.12)		(0.16)			(0.27)
From net realized gains		-------		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		-------		(0.00	) [2]		-------
Total Distributions		-------		(0.09)		(1.44)		(0.16)			(0.27)
Paid in capital from redemption fees		-------		0.02		-------		-------			-------
Change in net asset value for the period		(0.74)		(1.16)		(2.21)		2.53			0.33
Net asset value, end of period	$	14.98	$	15.72	$	16.88	$	19.09		$	16.56
Total Return +		(4.71)%		(6.37)%		(3.78)%		16.25%			3.68% [3]

Ratios/supplemental data
Net assets, end of period	$	192,065	$	427,122	$	636,232	$	563,144		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%		1.99%		1.99%		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.10%		2.08%		2.05%		2.10%			2.16%	[4]
Net investment income (net of reimbursement)		0.33%		0.36%		0.59%		0.62%			1.47%	[4]
Net investment income (prior to reimbursement)		0.22%		0.27%		0.53%		0.51%			1.30%	[4]
Portfolio turnover rate [5]		60%		57%		62%		42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

Thomas White Emerging Markets Fund - Investor Class
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	9.46	$	11.55	$	11.72	$	11.21	$	10.62

Income from investment operations:
Net investment income [1]		0.05		0.08		0.13		0.13		0.18
Net realized and unrealized gains/(losses)		0.37		(2.08)		(0.18)		0.47		0.58
Total from investment operations		0.42		(2.00)		(0.05)		0.60		0.76

Distributions:
From net investment income		(0.08)		(0.09)		(0.12)		(0.09)		(0.17)
From net realized gains		-------		-------		-------		-------		-------
Total Distributions		(0.08)		(0.09)		(0.12)		(0.09)		(0.17)
Change in net asset value for the year		0.34		(2.09)		(0.17)		0.51		0.59
Net asset value, end of year	$	9.80	$	9.46	$	11.55	$	11.72	$	11.21
Total Return		4.48%		(17.31)%		(0.40)%		5.36%		7.21%

Ratios/supplemental data

Net assets, end of year (000)	$	1,816	$	4,172	$	5,182	$	5,703	$	29,602

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%		1.34%		1.34%		1.34%		1.47%	[2]
Expenses (prior to reimbursement/recoupment)		1.31%		1.27%		1.29%		1.63%		1.97%	[2]
Net investment income (net of reimbursement/recoupment)		0.59%		0.75%		1.16%		1.14%		1.61%	[2]
Net investment income (prior to reimbursement/recoupment)		0.62%		0.82%		1.21%		0.85%		1.11%	[2]
Portfolio turnover rate [3]		57%		27%		64%		54%		54%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class I
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	9.52	$	11.59	$	11.73	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.09		0.11		0.14		0.13		0.04
Net realized and unrealized gains/(losses)		0.36		(2.09)		(0.16)		0.48		0.55
Total from investment operations		0.45		(1.98)		(0.02)		0.61		0.59
Distributions from net investment income		(0.09)		(0.09)		(0.12)		(0.09)		(0.18)
Change in net asset value for the period		0.36		(2.07)		(0.14)		0.52		0.41
Net asset value, end of period	$	9.88	$	9.52	$	11.59	$	11.73	$	11.21
Total Return		4.69%		(17.06)%		(0.12)%		5.48%		5.47% [2]

Ratios/supplemental data
Net assets, end of period (000)	$	76,240	$	79,656	$	76,705	$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%		1.09%		1.09%		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.29%		1.25%		1.25%		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		0.92%		1.04%		1.18%		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		0.72%		0.88%		1.02%		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		57%		27%		64%		54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

Thomas White Emerging Markets Fund - Class A
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	9.46	$	11.52	$	11.68	$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.04		0.05		0.08		0.10		0.03
Net realized and unrealized gains/(losses)		0.35		(2.06)		(0.16)		0.47		0.55
Total from investment operations		0.39		(2.01)		(0.08)		0.57		0.58
Distributions from net investment income		(0.05)		(0.05)		(0.08)		(0.09)		(0.18)
Change in net asset value for the period		0.34		(2.06)		(0.16)		0.48		0.40
Net asset value, end of period	$	9.80	$	9.46	$	11.52	$	11.68	$	11.20
Total Return +		4.16%		(17.49)%		(0.67)%		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	81,953	$	53,267	$	87,195	$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%		1.59%		1.59%		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.66%		1.66%		1.71%		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.43%		0.47%		0.74%		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.36%		0.40%		0.62%		0.71%		0.46%	[3]
Portfolio turnover rate [4]		57%		27%		64%		54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October, 2016

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class C
		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	9.42	$	11.50	$	11.72	$	11.21	$	10.80

Income from investment operations:
Net investment income (loss) [1]		(0.01)		0.02		0.02		0.03		0.02
Net realized and unrealized gains/(losses)		0.35		(2.08)		(0.13)		0.48		0.55
Total from investment operations		0.34		(2.06)		(0.11)		0.51		0.57
Distributions from net investment income		-------		(0.02)		(0.11)		-------		(0.16)
Change in net asset value for the period		0.34		(2.08)		(0.22)		0.51		0.41
Net asset value, end of period	$	9.76	$	9.42	$	11.50	$	11.72	$	11.21
Total Return +		3.61%		(17.92)%		(0.88)%		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	241,249	$	201,038	$	26,542	$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%		2.09%		2.09%		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.29%		2.26%		2.25%		2.29%		2.85%	[3]
Net investment income (loss) (net of reimbursement)		(0.07)%		0.16%		0.18%		0.23%		0.67%	[3]
Net investment income (loss) (prior to reimbursement)		(0.27)%		(0.01)%		0.02%		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		57%		27%		64%		54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2016

Thomas White American Opportunities Fund - Investor Class
		Year Ended October 31, 2016			Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.60		$	15.84	$	15.12	$	13.28	$	12.81

Income from investment operations:
Net investment income		0.11	[1]		0.08 [1]		0.07 [1]		0.11		0.11
Net realized and unrealized gains/(losses)		(0.44)			0.96		2.21		3.68		0.94
Total from investment operations		(0.33)			1.04		2.28		3.79		1.05

Distributions:
From net investment income		(0.00	) [2]		(0.07)		(0.07)		(0.09)		(0.09)
From net realized gains		(0.36)			(1.21)		(1.49)		(1.85)		(0.49)
Tax return of capital		-------			-------		-------		(0.01)		-------
Total Distributions		(0.36)			(1.28)		(1.56)		(1.95)		(0.58)
Change in net asset value for the year		(0.69)			(0.24)		0.72		1.84		0.47
Net asset value, end of year	$	14.91		$	15.60	$	15.84	$	15.12	$	13.28
Total Return		(2.12%)			6.69%		15.38%		28.52%		8.21%

Ratios/supplemental data
Net assets, end of year (000)	$	36,816		$	35,875	$	33,830	$	29,138	$	22,870

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.20%			1.18%		1.24%		1.34%		1.35%	[3]
Expenses (prior to reimbursement/recoupment)		1.20%			1.18%		1.15%		1.31%		1.50%	[3]
Net investment income (net of reimbursement/recoupment)		0.78%			0.52%		0.45%		0.75%		0.73%	[3]
Net investment income (prior to reimbursement/recoupment)		0.78%			0.52%		0.54%		0.78%		0.58%	[3]
Portfolio turnover rate		60%			38%		32%		60%		44%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Per share net investment income was calculated prior to tax adjustments.

(2)	Amount is less than $0.005.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders Lord Asset Management Trust

We have audited the accompanying statements of assets and liabilities of Thomas White International Fund, Thomas White Emerging Markets Fund, and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the two years in the period ended October 31, 2013, and in their report, dated December 27, 2013, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2016, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2016

78	www.thomaswhitefunds.com

Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2016 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$15,781,522	$1,511,088	$0.0395

Emerging Markets Fund	1,824,325	178,478	0.0225

QUALIFYING DIVIDEND INCOME

For the International Fund, Emerging Markets Fund and American Opportunities Fund, 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund and the Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction in an amount equal to $0.0372 per share of the International Fund and $0.0225 per share of Emerging Markets Fund for each share owned on October 26, 2016, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2016 through October 31, 2016 for the Funds’ Investor Class, Class I, Class A and Class C shares, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period	Ending Account Value October 31, 2016	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$1,007.80	$6.26	$1,018.90	$6.29
Class I Shares	0.99%	$1,000.00	$1,008.50	$5.00	$1,020.16	$5.03
Class A Shares	1.40%	$1,000.00	$1,007.30	$7.06	$1,018.10	$7.10
Class C Shares	1.99%	$1,000.00	$1,004.00	$10.02	$1,015.13	$10.08
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$1,067.30	$6.96	$1,018.40	$6.80
Class I Shares	1.09%	$1,000.00	$1,068.20	$5.67	$1,019.66	$5.53
Class A Shares	1.59%	$1,000.00	$1,065.20	$8.25	$1,017.14	$8.06
Class C Shares	2.09%	$1,000.00	$1,062.00	$10.83	$1,014.63	$10.58
American Opportunities Fund
Investor Class	1.20%	$1,000.00	$1,007.80	$6.06	$1,019.10	$6.09
*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2016

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 73	Trustee	22 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 59	President	5 years	Exec. Vice President of Thomas White International, Ltd.	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 44	Vice President and Treasurer	16 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 36	Secretary and Chief Compliance Officer	5 years	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees:

Arthur J. Fiocco, Jr. 440 S. LaSalle St. Chicago, IL 60605 59	Trustee	1 Year	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a Director (since 2015)); Former Corporate Vice President of Hospira, Inc. (pharmaceutical company) (2004-2014).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 72	Trustee	15 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 72	Trustee	10 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 69	Trustee	22 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine.	3	None

William H. Woolverton 440 S. LaSalle St. Chicago, IL 60605 65	Trustee	1 Year	Managing Director of DMS Offshore Investment Services Ltd. (fund governance) (since 2016); Former Senior Managing Director and General Counsel of Gottex Fund Management (investment advisory firm) (2005-2016).	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

Arthur J. Fiocco, Jr.

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

William H. Woolverton

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Interior dome of the U.S. Capitol building. The new U.S. president’s proposals on lower taxes, regulatory reforms and infrastructure building will likely be high on the agenda at Capitol Hill this year. Will a new cycle of growth result from Congress going along with Trump?

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$51,000	$51,000
Audit-Related Fees	-	-
Tax Fees	$9,000	$9,000
All Other Fees	-	-

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

2

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 9, 2017

By (Signature and Title)	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date January 9, 2017

4